TIAA-CREF LIFECYCLE FUNDS
TIAA-CREF LIFESTYLE FUNDS
TIAA-CREF MANAGED ALLOCATION FUND

(series of TIAA-CREF Funds, each a “Fund” and together the “Funds”)

SUPPLEMENT NO. 1
dated February 1, 2017 to the Funds’ Prospectuses dated October 1, 2016

Effective as of February 1, 2017, the international equity component of the Funds’ composite benchmarks has been changed from the MSCI ACWI (All World Country Index) ex-USA Index to the MSCI ACWI ex-USA Investable Market Index (IMI). Therefore, the following description of the MSCI ACWI ex-USA Investable Market Index (IMI) is included in the “Additional information about the Funds’ composite benchmark indices” section of the Prospectuses:

MSCI ACWI ex-USA Investable Market Index (IMI)

The MSCI AWCI ex-USA Investable Market Index (IMI) includes large-, mid- and small-cap equities across 22 of 23 developed markets countries (excluding the United States) and 23 emerging markets countries. The index is a free-float adjusted market capitalization index that covers approximately 99% of the global equity opportunity set outside the United States.

A15696 (2/17)

TIAA-CREF FUNDS

SUPPLEMENT NO. 1
dated February 1, 2017
to the Statements of Additional Information (“SAI”)
dated December 9, 2016, August 1, 2016 and March 1, 2016,
as supplemented through December 9, 2016

Effective immediately, the following chart hereby replaces in its entirety the second chart currently appearing under the sub-section entitled “Additional information regarding portfolio managers” of the section entitled “Information about the Funds’ portfolio management” beginning on page 68 of the SAI:

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Fund
Bond Fund
Joseph Higgins	3	1	0	$14,560	$20	$0	$100,001-$500,000
John M. Cerra	6	0	0	$27,359	$0	$0	$50,001-$100,000
Bond Index Fund
Lijun (Kevin) Chen	1	0	0	$111	$0	$0	$100,001-$500,000
James Tsang	1	0	0	$111	$0	$0	$50,001-$100,000
Bond Plus Fund
William Martin	0	0	0	$0	$0	$0	Over $1,000,000
John M. Cerra	6	0	0	$27,490	$0	$0	$50,001-$100,000
Kevin R. Lorenz	1	0	0	$2,995	$0	$0	$100,001-$500,000
High-Yield Fund
Kevin R. Lorenz	1	0	0	$2,870	$0	$0	$500,001-$1,000,000
Jean C. Lin	0	0	0	$0	$0	$0	$100,001-$500,000
Inflation-Linked Bond Fund
John M. Cerra	6	0	0	$28,118	$0	$0	$50,001-$100,000
Nicholas Travaglino*	1	0	0	$6,916	$0	$0	$0
Short-Term Bond Fund
John M. Cerra	6	0	0	$28,846	$0	$0	$100,001-$500,000
Richard Cheng	0	0	0	$0	$0	$0	$100,001-$500,000
Short-Term Bond Index Fund
Lijun (Kevin) Chen	1	0	0	$6,258	$0	$0	$10,001-$50,000
James Tsang	1	0	0	$6,258	$0	$0	$10,001-$50,000
Social Choice Bond Fund
Stephen M. Liberatore	3	1	1	$22,481	$20	$113	$100,001-$500,000
Joseph Higgins	3	1	0	$16,869	$20	$0	$0
Tax-Exempt Bond Fund
Joel Levy	0	0	0	$0	$0	$0	$10,001-$50,000
Money Market Fund
Michael F. Ferraro	2	0	0	$11,565	$0	$0	$0
Joseph Rolston	2	0	0	$11,565	$0	$0	$0
Real Estate Securities Fund
David Copp	1	0	0	$75	$0	$0	$500,001-$1,000,000
Brendan W. Lee	1	0	0	$75	$0	$0	$100,001-$500,000

* This information is as of June 30, 2016.

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